Share capital	12 Months Ended
Dec. 31, 2020
Share capital [Abstract]
Share capital
9.	Share capital

As of December 31, 2020 and 2019, the issued share capital amounted to CHF 1,538,896 and CHF 1,437,351, respectively, and is composed of common shares of 71,936,738 and 71,859,431, respectively, and treasury shares of 5,000,000 and nil, respectively.

The table below summarizes the Company’s capital structure:

			In CHF thousands
	Common shares	Treasury shares	Share capital	Share premium	Treasury shares
December 31, 2018	67,562,333	—	1,351	298,149	—
Issuance of shares – incentive plans	681,770	—	13	672	—
Conversion of note agreement, net of transaction costs	3,615,328	—	73	47,705	—
		—			—
December 31, 2019	71,859,431	—	1,437	346,526	—
Issuance of shares – incentive plans, net of RSU expiration and forfeiture	77,307	—	1	364	—
Issuance of shares to be held as treasury shares, net of transaction costs	5,000,000	(5,000,000)	100	—	(100)
December 31, 2020	76,936,738	(5,000,000)	1,538	346,890	(100)

The common shares and treasury shares have nominal values of CHF 0.02 per share. All shares have been fully paid. These treasury shares are held by the Company and are not considered outstanding shares as of December 31, 2020. Finally, as of December 31, 2020 the Company has an additional 9,500,000 authorized shares for issuance which have not been issued nor are outstanding. Additionally, 19,632 RSUs either expired or were forfeited in 2020.

At the market equity offering

In September 2020, the Company established an “at the market offering program” for the sale of up to USD 80 (CHF 71.3) million worth of our common shares issued from time to time by entering into an Open Market Sale Agreement (Sales Agreement) with Jefferies LLC (Jefferies) as the sales agent. Issuance costs incurred in connection with establishing this facility and execution of the Sales Agreement with Jefferies primarily consist of legal, printing and accounting fees.

No common shares have been sold pursuant to the Sales Agreement as of December 31, 2020. For the years ended December 31, 2020, 2019 and 2018, the Company has expensed issuance costs of CHF 0.5 million, nil and nil, respectively, in the statement of income/(loss).

Convertible note agreement

The Company and Lilly entered into a convertible note agreement effective January 23, 2019 for USD 50 (CHF 50.3) million. In April 2019, the convertible note agreement with Lilly automatically converted in line with the terms of the agreement. As a result of this conversion, 3,615,328 of our common shares were issued to Lilly. This note is now fully settled and there is no further equity or cash consideration due to Lilly thereunder.

Follow-on offerings

On July 24, 2018, the Company announced that it had closed the first subscription rights offering and underwritten the primary offering of its common shares, and that the underwriters had exercised in full their option to purchase an additional 1,108,695 shares at a price per share of USD 11.75. The underwriters’ exercise of the option to purchase additional shares brought the total number of common shares sold by the Company to 8,500,000 shares, resulting in total gross proceeds raised in these offerings, before underwriting discounts and estimated expenses of the offering, to approximately USD 99.9 (CHF 98.9) million. On July 20, 2018, the Company commenced a second subscription rights offering of up to 1,500,000 shares. At closing of the second subscription rights offering on July 31, 2018, the Company issued 1,500,000 additional common shares, resulting in gross proceeds of approximately USD 17.6 (CHF 17.4) million.

At the conclusion of these three offerings, the Company raised gross proceeds of USD 117.5 (CHF 116.3) million. Net underwriting fees and transaction costs totaled CHF 6.8 million for a net total of CHF 109.5 million. Transaction costs associated with these offerings and related to the issuance of new shares were charged directly against the share premium account thereby reducing the total equity reported.

Shelf registration statement

On May 4, 2018, the Company filed a Shelf Registration Statement on Form F-3 (Reg. No. 333-2246694) (the “Shelf Registration Statement”) with the SEC. The Shelf Registration Statement was declared effective by the SEC on June 8, 2018.

The Shelf Registration Statement allows the Company to offer and sell, from time to time, up to USD 350,000,000 of common stock, debt securities, warrants, purchase contracts, units, subscription rights or any combination of the foregoing in one or more future public offerings. The terms of any future offering would be determined at the time of the offering and would be subject to market conditions and approval by the Company’s Board of Directors. Any offering of securities covered by the Shelf Registration Statement will be made only by means of a written prospectus and prospectus supplement authorized and filed by the Company.

As the Company raised USD 117.5 (CHF 116.3) million in its three offerings completed in July 2018, the Company may execute one or more future offering of securities covered by the Shelf Registration Statement up to USD 232.5 million.